Putnam
California
Tax Exempt
Income Fund

ANNUAL REPORT

September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Shareholders have little reason to doubt [Fund Manager William] Reeves's ability to navigate whatever the market throws at him. He has headed the fund for 10 years and has produced a solid package of competitive yield and total returns."

                         -- Morningstar Mutual Funds, September 13, 1996

* Morningstar awarded Putnam California Tax Exempt Income Fund's class A shares five out of a possible five stars for the overall risk-adjusted performance as of September 30, 1996 (based on the average annual returns for the 3-, 5-, and 10-year periods). Of the 1,013 tax-free funds tracked over this period, 10% achieved five stars.*

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

13     Portfolio holdings

21     Financial statements

*Morningstar, Inc., a mutual fund research firm, rates a fund relative to other funds with similar investment objectives based on the fund's 3-, 5-, and 10-year average annual returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. The 1-year rating is calculated using the same methodology, but it is not a component of the overall rating. Ratings are updated monthly. For the 3-year period, there were 1,013 funds in the municipal bond category and the fund received 4 stars. For the 5-year period, there were 561 funds in the category and the fund received 4 stars. For the 10-year period, there were 221 funds in the category and the fund received 5 stars. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]
(copyright) Karsh, Ottawa

Dear Shareholder:

The flat-tax anxiety that gripped the municipal bond market as Putnam California Tax Exempt Income Fund began fiscal 1996 seems like ancient history today. As with so many other historical events, however, the effects linger. In this case, the residual consequence has had some positive implications. When the rest of the bond market took a rather steep drop last February, municipal bond prices barely wavered, although they are still mildly erratic.

Overall, Fund Manager William Reeves believes positive forces at work in the municipal bond market outweigh the negatives. Demand is strong, especially relative to fairly modest supply. The economy, interest rates, and inflation remain generally favorable. In sum, after a year full of challenges, the outlook for a better year ahead appears positive.

In the report that follows, Bill tells you how all of this relates to the performance of your fund in fiscal 1996 and what he sees as the prospects for the fiscal year just under way.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
William H. Reeves

Fixed-income investors were buffeted by tides of change over the 12 months ended September 30, 1996, Putnam California Tax Exempt Income Fund's most recent fiscal year. Expectations of stronger economic growth and its possible effects on future inflation caused last year's bond market rally to reverse course sharply early in calendar 1996. As the economy and interest-rate environment shifted gears over the ensuing months, the fixed-income market endured significant twists and turns. Investors' forecasts underwent one re-evaluation after another, and bond prices responded with several abrupt changes in direction. Nevertheless, your fund provided competitive results over the period.

The fund's class A shares returned 6.81%, class B shares returned 5.99%, and class M shares returned 6.48%, all at net asset value, during fiscal 1996. In all cases, results were ahead of the 6.04% return measured by the Lehman Brothers Municipal Bond Index. Results at public offering price were 1.71%, 0.99%, and 3.03% for class A, class B, and class M shares, respectively. Additional performance information can be found on pages 8 and 9.

* YEAR MARKED BY UNCERTAINTY OVER ECONOMY, INTEREST RATES

Municipal bond investors have certainly weathered a full range of interest-rate climates over the past year. An expectation of slow economic growth and minimal inflation drove rates to near-historic lows throughout most of 1995. They reversed course in March 1996, when reports of stronger-than-expected growth in employment stimulated investors' concerns about robust economic activity and future inflation. Interest rates rose and volatility increased as investors awaited data that would clarify longer-term economic trends.

In our view, this pattern of market volatility is likely to continue over the next several months, although we expect it to be confined within a rather narrow trading range. We are monitoring early signs of pressure in wage inflation, but we still expect inflation to remain mild overall. We believe this climate of moderate economic growth and low inflation will provide improved stability for municipal bonds. Most of the portfolio's total return going forward is likely to come from coupon income rather than from price appreciation.

Although fluctuating interest rates affected all fixed-income investments during the period, municipal bonds were cushioned by a more favorable supply and demand relationship. California tax-exempts were further buoyed by the improving status of the state's economy. The state's rate of economic growth, fueled by positive momentum in the biotechnology, entertainment, and aerospace sectors, currently is among the best in the nation. Finally, most of the financial issues that plagued Orange County have been resolved. Overall, the state's progress has made its tax-exempt securities attractive investment opportunities, thus luring back many former investors and attracting new ones. Demand for the state's debt has been solid and the resulting price support has enabled California bonds to outperform those in many other sectors of the municipal bond market.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

Water and sewerage         20.1%

Utilities                  19.7%

Health care                12.1%

Transportation             11.8%

Education                   7.3%

Footnote reads:
*Based on net assets as of 9/30/96. Holdings will vary over time.

* QUALITY AND BALANCE ARE KEYS TO PORTFOLIO STRATEGY

Our approach to your fund's portfolio is to maintain a balance of attractive income, price stability, and solid total return potential. We continue to emphasize bonds with ratings of Aaa and Aa to enhance capital preservation. These high-quality securities typically provide greater price stability in a fluctuating interest-rate environment. Furthermore, during fiscal 1996, yields on lower-rated bonds had fallen to levels that we did not believe compensated investors appropriately for the additional risk. The higher-rated bonds, in our view, represented better investment value.

We improved total return by gauging value and repositioning assets accordingly. Bonds trade in relationship to each other based on various credit and quantitative characteristics. We determined which bonds we believed would provide optimum value both on their own merit and relative to alternative investments. We then monitored their trading patterns and took advantage of timely opportunities. We invested in those bonds we believed to be attractively valued and sold those we judged to be overvalued.

For the most part, your fund has been invested in high-quality liquid bonds with 20- to 30-year maturities. During the year, we found value in many essential-purpose revenue bonds. As their name suggests, these securities are issued to provide services such as water and sewer that are deemed necessary to a community. Such securities often provide higher yields than those of comparable quality issued for other purposes.

We had also lengthened the fund's duration in preparation for the declining interest-rate environment that prevailed in the early months of fiscal 1996. Duration is the principal measure of interest-rate sensitivity for a given portfolio of bonds. The longer the duration, the more sensitive a portfolio is to a given change in rates. When rates are falling, as was the case early in the period, bond prices rise. Thus a relatively long duration enables the fund to capture a greater portion of that price appreciation. We later shortened the fund's duration modestly when interest rates began to rise.

[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW*]

A          --  8.8%
Aa         --  8.1%
Aaa        -- 63.2%
Short term --  4.0%
B          --  0.3%
Ba         --  1.2%
Baa        -- 14.4%

Footnote reads:
*As a percentage of market value as of 9/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* OUTLOOK REFLECTS STRENGTH OF STATE'S ECONOMY

Our outlook for the California tax-exempt market is favorable. We expect the rebound in the state's economy to continue and the political and fiscal situations that caused upheaval in the past to remain stable or to improve. We also believe the supply and demand balance will remain positive. Many existing bonds are due to be called away or mature, which will reduce the supply of bonds available to investors. New issuance is expected to be met with steady demand as California's improving investment climate attracts an increasing number of investors.

The direction of the stock market and short-term interest rates could also influence demand for municipal bonds. Some investors question the sustainability of the stock market's recent strength without undergoing a temporary correction. Should such a correction occur, we believe demand for municipal bonds would increase substantially. Lower short-term interest rates could also stimulate demand.

On balance, we expect the environment for municipal bonds to exhibit more stability than it has in the past year, although it could experience periods of short-term choppiness as investors react to stimuli such as the release of economic reports and their assessment of November election results. Given the current and projected economic environment, we believe your fund is well positioned to respond positively to unfolding events in the fiscal year ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                      Class A      Class B       Class M
(inception date)     (4/29/83)     (1/4/93)     (2/14/95)
                    NAV    POP   NAV    CDSC   NAV     POP
-----------------------------------------------------------------------
1 year             6.81%  1.71% 5.99%   0.99% 6.48%   3.03%
-----------------------------------------------------------------------
5 years           42.20  35.52    --      --    --      --
Annual average     7.30   6.27    --      --    --      --
-----------------------------------------------------------------------
10 years         111.72 101.64    --      --    --      --
Annual average     7.79   7.26    --      --    --      --
-----------------------------------------------------------------------
Life of class        --     -- 22.89   19.89 13.46    9.81
Annual average       --     --  5.67    4.97  8.05    5.91
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96

               Lehman Bros.     Consumer
      Municipal Bond Index   Price Index
-----------------------------------------------------------------------
1 year               6.04%         3.00%
-----------------------------------------------------------------------
5 years             43.28         15.02
Annual average       7.46          2.84
-----------------------------------------------------------------------
10 years           113.78         43.19
Annual average       7.89          3.66
-----------------------------------------------------------------------
Life of class B     27.41         11.20
Annual average       6.68          2.88
-----------------------------------------------------------------------
Life of class M     16.30          4.99
Annual average       9.50          3.03
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]
Cumulative total return of a $10,000 investment since 9/30/86

Starting value                                       (Ending Value)
$9,525              Fund's class A shares at POP           $20,164
$10,000        Lehman Bros. Municipal Bond Index           $21,378
$10,000                     Consumer Price Index           $14,319

(plot points for 10-year total return mountain chart)

                            Lehman Bros.
Date/year  Fund at POP   Muni Bond Index       CPI
---------   ----------   ---------------    ------
9/30/86        $9,525           $10,000    $10,000
9/30/87         9,379            10,052     10,436
9/30/88        10,851            11,357     10,871
9/30/89        11,897            12,343     11,343
9/30/90        12,581            13,182     12,042
9/30/91        14,180            14,920     12,450
9/30/92        15,647            16,480     12,822
9/30/93        17,780            18,580     13,167
9/30/94        17,151            18,131     13,557
9/30/95        18,878            20,160     13,902
9/30/06        20,164            21,378     14,319

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 1/4/93 would have been valued at $12,289 on 9/30/96 ($11,989 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/14/95 would have been valued at $11,346 at net asset value on 9/30/96, $10,981 at public offering price.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96

                           Class A         Class B         Class M
-----------------------------------------------------------------------
Distributions (number)          12              12              12
-----------------------------------------------------------------------
Income1                  $0.469418       $0.413321       $0.441809
-----------------------------------------------------------------------
  Total                  $0.469418       $0.413321       $0.441809
-----------------------------------------------------------------------
Share value:            NAV     POP         NAV         NAV     POP
-----------------------------------------------------------------------
9/30/95               $8.37   $8.79          $8.37    $8.36    $8.64
-----------------------------------------------------------------------
9/30/96                8.46    8.88           8.45     8.45     8.73
-----------------------------------------------------------------------
Current return
-----------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend
rate2                  5.47%   5.21%          4.82%    5.15%    4.98%
-----------------------------------------------------------------------
Taxable equivalent3   10.17    9.69           8.97     9.58     9.26
-----------------------------------------------------------------------
Current 30-day SEC
yield4                 5.18    4.93           4.51     4.87     4.71
-----------------------------------------------------------------------
Taxable equivalent3    9.64    9.17           8.39     9.06     8.76
-----------------------------------------------------------------------

1 For some investors, investment income may also be subject to the federal alternative minimum tax.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 46.24% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds (double dagger)

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts ++

*               Formerly Natural Resources Fund

+               Formerly Overseas Growth Fund

(double dagger) Not available in all states.

[SECTION MARK] Relative to above.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants

To the Trustees and Shareholders of
Putnam California Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund (the "fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 12, 1996




Portfolio of investments owned
September 30, 1996

                   Key to Abbreviations
                   AMBAC -- AMBAC Indemnity Corporation
                   COP -- Certificate of Participation
                   FGIC -- Financial Guaranty Insurance Company
                   FHA Insd. -- Federal Housing Administration Insured
                   FNMA Coll. -- Federal National Mortgage Association Collateralized
                   FRB -- Floating Rate Bonds
                   FSA -- Financial Security Assurance
                   G.O. Bonds -- General Obligation Bonds
                   IFB -- Inverse Floating Rate Bonds
                   IF COP -- Inverse Floating Rate Certificate of Participation
                   LOC -- Letter of Credit
                   MBIA -- Municipal Bond Investors Assurance Corporation
                   RAN -- Revenue Anticipation Notes
                   VRDN -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (97.1%) *
PRINCIPAL AMOUNT                                                                                     RATINGS**        VALUE

California  (97.0%)
---------------------------------------------------------------------------------------------------------------------------
      $16,000,000  Anaheim, IF COP, MBIA, 8.532s, 7/16/23                                              Aaa      $17,080,000
       24,000,000  Anaheim, Pub. Fing. Auth. IFB, MBIA, 9.110s, 12/28/18                               Aaa       27,210,000
       30,275,000  Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates Med. Ctr.), Ser. A, 6.55s, 12/1/22      Baa       30,464,219
       10,000,000  Beverly Hills, COP (Civic Ctr. Impt.), 6 3/4s, 6/1/19                               AA        10,562,500
                   CA Edl. Fac. Auth. Rev. Bonds
        7,030,000  (Pomona College), 8 1/8s, 1/1/17                                                    AAA        7,246,032
       15,745,000  (U. of Southern CA), Ser. B, 6 3/4s, 10/1/15                                        Aa        16,532,250
                   CA Hlth. Fac. Auth. Rev. Bonds
        2,340,000  (Summit Med. Ctr.), Ser. 85A, 9s, 5/1/15                                            BBB        2,363,728
       11,135,000  (Valley Presbyterian Hosp.), Ser. A, 9s, 5/1/12                                     BB        11,143,685
        2,000,000  (Summit Med. Ctr.), Ser. A, 7.6s, 5/1/15                                            BBB        2,195,000
       12,335,000  (Summit Med. Ctr.), Ser. B, 7.6s, 5/1/15                                            BBB       13,537,663
        9,000,000  (CedarKnoll), Ser. B, 7 1/2s, 8/1/20                                                A          9,708,750
        7,975,000  (Summit Med. Ctr.), Ser. B, 7 1/2s, 5/1/09                                          BBB        8,732,625
       10,000,000  (Mercy Hlth. Syst.), Ser. C, MBIA, 7 1/4s, 7/1/15 #                                 Aaa       10,925,000
       24,000,000  (Catholic Healthcare West), Ser. B, AMBAC, 5.293s, 7/1/17                           Aaa       22,950,000
       21,000,000  (Catholic Healthcare West), Ser. A, AMBAC, 5s, 7/1/21                               Aaa       18,900,000
        1,000,000  CA Hlth. Fac. Auth. VRDN (Sutter Hlth.), Ser. A, 3.8s, 3/1/20                       VMIG1      1,000,000
       35,385,000  CA Hlth. Facs. Fin. Auth. IFB, Ser. B, MBIA, stepped-coupon, 4.625s,
                   (5s, 1/1/99), 7/1/14 ++                                                             Aaa       31,227,263
       14,800,000  CA Housing Fin. Agcy. IFB, FHA Insd., 8.856s, 8/1/23                                Aa        15,762,000
       12,500,000  CA Poll. Control Fin. Auth. Rev. Bonds (Pacific Gas & Elec. Co.),
                   Ser. A, 8.2s, 12/1/18                                                               A         13,032,750
        2,400,000  CA Poll. Control Fin. Auth. VRDN (Shell Oil Co.), Ser. C, 3 3/4s, 11/1/00           VMIG1      2,400,000
       40,005,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds (Pooled Project, Jt. Pwrs. Agcy.),
                   Ser. B, MBIA, 8.1s, 3/1/18                                                          Aaa       42,355,294
        6,500,000  CA Special Dist. Fin. Auth. COP, Ser. A, 8 1/2s, 7/1/18                             Baa        6,881,875
       74,200,000  CA State FRB, 6.119s, 9/1/12                                                        A         79,301,250
                   CA State G.O. Bonds
       16,545,000  AMBAC, 5 1/2s, 4/1/11                                                               Aaa       16,586,363
        7,030,000  MBIA, 5 1/2s, 4/1/09                                                                Aaa        7,153,025
       10,445,000  FGIC, 5s, 11/1/22                                                                   Aaa        9,374,388
       25,460,000  MBIA, 5s, 11/1/22                                                                   Aaa       22,850,350
        8,070,000  FGIC, 4 3/4s, 9/1/23                                                                Aaa        6,909,938
       60,000,000  Ser. 27, MBIA, zero%, 9/1/11                                                        Aaa       25,875,000
       20,800,000  Ser. 33, MBIA, zero%, 10/1/11                                                       Aaa        8,918,000
       25,500,000  CA State Rev. Bonds, FGIC, 8s, 11/1/07                                              Aaa       31,173,750
                   CA State Dept. Wtr. Resources Rev. Bonds (Central Valley )
       48,400,000  6.93s, 12/1/12                                                                      Aa        54,813,000
       25,000,000  Ser. O, MBIA, 4 3/4s, 12/1/29                                                       Aaa       21,281,250
                   CA State Pub. Wks. Board Rev. Bonds
       24,000,000  (Dept. of Corrections-State Prison), Ser. A, 7s, 9/1/09                             Aaa       26,610,000
       20,690,000  (U. of CA), Ser. A, 7s, 9/1/15                                                      Aaa       22,940,038
        6,000,000  (CA Cmnty. College), Ser. B, AMBAC, 5 5/8s, 3/1/19                                  Aaa        5,910,000
       28,000,000  (Dept. of Corrections-Calipatria State Prison), Ser. A, MBIA, 6 1/2s,
                   9/1/17                                                                              Aaa       31,045,000
       59,000,000  (Dept. of Corrections), Ser. A, 6.43s, 9/1/19                                       A         64,752,500
        5,000,000  (Dept. of Corrections-State Prison), Ser. B, MBIA, 5 3/8s, 12/1/19                  Aaa        4,756,250
       33,500,000  (Dept. of Corrections-State Prison), Ser. A, AMBAC, 5s, 12/1/19                     Aaa       30,652,500
       18,000,000  CA State U. IFB, AMBAC, 10.019s, 11/1/21 (acquired 3/2/92, cost $19,013,580)
                   (double dagger)                                                                     Aaa       21,150,000
       10,000,000  CA Statewide Cmntys. Dev. Auth. COP (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21         Aaa        8,625,000
       14,000,000  Castaic Lake, Wtr. Agcy. COP (Wtr. Syst. Impt.), MBIA, 7 1/8s, 8/1/16               Aaa       15,575,000
       32,000,000  Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC, 5 3/4s, 8/1/22                     Aaa       31,960,000
                   Commerce Redev. Agcy. Rev. Bonds (Project No. 1), Ser. 91-A
        8,845,000  7 1/4s, 8/1/21                                                                      BBB        9,187,744
       68,280,000  zero%, 8/1/21                                                                       BBB       11,351,550
       10,000,000  Concord, Redev. Agcy. Tax Alloc. Rev. Bonds (Central Concord Redev.),
                   AMBAC, 5 1/4s, 7/1/19                                                               Aaa        9,362,500
       35,000,000  Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds, MBIA, zero%, 9/1/17                 Aaa        8,925,000
                   Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
       36,915,000  5s, 10/1/26                                                                         Aaa       33,408,075
       36,500,000  5s, 10/1/24                                                                         Aaa       33,123,750
       10,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20                             B/P       10,500,000
       12,400,000  Culver City, Redev. Fin. Auth. Rev. Bonds, AMBAC, 5s, 11/1/23                       Aaa       11,113,500
       15,000,000  Duarte, COP (City of Hope Med. Ctr.), 6 1/8s, 4/1/13                                Baa       14,831,250
                   East Bay, Mun. Util. Dist. Rev. Bonds, FGIC
       23,850,000  (Wastewater Treatment ), 4 3/4s, 6/1/21                                             Aaa       20,689,875
       16,915,000  (Water Systems ), 4 3/4s, 6/1/22                                                    Aaa       14,673,763
       10,725,000  El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC, 6 1/4s, 8/15/17                   Aaa       11,019,938
                   Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
       34,150,000  (CA Toll Roads), Ser. A, 6 1/2s, 1/1/32                                             Baa       34,662,250
       58,875,000  (CA Toll Roads), Ser. A, 6s, 1/1/34                                                 Baa       57,182,344
       31,945,000  (CA Toll Roads), Ser. A, 5s, 1/1/35                                                 Baa       26,554,281
        8,000,000  Fresno, Swr. Rev. Bonds, Ser. A, MBIA, 4 3/4s, 9/1/26                               Aaa        6,850,000
       11,460,000  Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                                      A         12,391,125
       18,145,000  Hawaian Gardens, Redev. Agcy. Rev. Bonds (Project No. 1), 6.35s, 12/1/33            BBB       17,487,244
          200,000  Indio, Multi-Fam. VRDN (Western Fed. Sav. & Loan Assoc.), 3.850s, 6/1/05            A            200,000
                   Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy. Rev. Bonds
       56,000,000  (Issue II), FNMA Coll., 8 1/4s, 8/15/23                                             A         59,640,000
       23,000,000  (Issue II), 8.2s, 8/15/08                                                           A         24,495,000
       25,010,000  (Issue I), 7 7/8s, 2/15/23                                                          A         26,104,188
        6,000,000  Local Govt. Fin. Joint Pwr. Auth. Rev. Bonds (Anaheim Redev. Agcy.),
                   Ser. A, 8.2s, 9/1/15                                                                A          6,555,000
        4,120,000  Loma Linda, Hosp. Rev. Bonds (Loma Linda U. Med. Ctr.), Ser. A, 6s, 12/1/23         Baa        3,975,800
       21,530,000  Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept. Gen. Svcs.), Ser. A, MBIA,
                   5 5/8s, 5/1/11                                                                      AAA       21,772,213
        6,075,000  Los Angeles, Cmnty. Redev. Agcy. Multi-Fam. VRDN, (Promenade Tower),
                   3.6s, 4/1/09                                                                        Aa         6,075,000
          700,000  Los Angeles, Cmnty. VRDN, 3.7s, 11/1/15                                             A            700,000
       37,465,000  Los Angeles, Convention & Exhibition Ctr. Auth. COP, 9s, 12/1/20                    Aaa       48,517,175
       29,100,000  Los Angeles, Convention & Exhibition Ctr. Auth. IFB, 7.111s, 8/15/18
                   (acquired 9/15/94, cost $21,610,242) (double dagger)                                Aaa       26,262,750
        6,000,000  Los Angeles, Dept. of Wtr. & Pwr. (Elec. Plant), Ser. 91-2, 6.331s, 6/1/31          Aa         6,682,500
                   Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
        7,775,000  7.4s, 9/1/25                                                                        Aa         8,503,906
        9,305,000  7 3/8s, 2/1/29                                                                      Aa        10,061,031
       11,000,000  (Waterworks), 7s, 2/15/22                                                           Aa        11,811,250
       51,200,000  (Electric Plant), Issue II, 6.8s, 6/1/31                                            Aa        56,384,000
       38,205,000  (Electric Plant), Issue II, 6 3/4s, 12/15/29                                        Aaa       41,356,913
       25,000,000  (Electric Plant), Issue II, FGIC, 5.4s, 11/15/31                                    Aaa       23,468,750
       17,760,000  (Electric Plant), Issue II, MBIA, 5 1/4s, 11/15/26                                  Aaa       16,361,400
        6,300,000  MBIA, 4 3/4s, 10/15/20                                                              Aaa        5,441,625
       25,000,000  Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                                 AAA       30,312,500
       27,250,000  Los Angeles, State Bldg. Auth. Lease Rev. Bonds (State Dept. General Svcs.),
                   Ser. A, 7 1/2s, 3/1/11                                                              AAA       29,089,375
       34,700,000  Los Angeles, Wastewtr. Syst. IFB, 8.810s, 6/1/19 (acquired 11/18/94, cost
                   $33,460,631) (double dagger)                                                        AAA       38,300,125
                   Los Angeles, Wastewtr. Syst. Rev. Bonds
       17,150,000  Ser. B, 7.15s, 6/1/20                                                               Aaa       19,015,063
       20,105,000  Ser. A, 7s, 2/1/20                                                                  Aaa       22,065,238
       50,000,000  Ser. 91-5, AMBAC, 6.519s, 6/1/21                                                    Aaa       54,250,000
       15,000,000  Los Angeles Cnty., Dept. Wtr. & Elec. Pwr. Auth. Rev. Bonds, Ser. A, MBIA,
                   7 1/4s, 9/15/30                                                                     Aa        16,612,500
       24,340,000  Los Angeles Cnty., Hlth. Fac. Auth. Lease Rev. Bonds (Olive View Med. Ctr.),
                   7 1/2s, 3/1/08                                                                      Aaa       25,952,525
                   Los Angeles Cnty., Metro. Trans. Auth. Sales Tax Rev. Bonds
       28,470,000  Ser. B, AMBAC, 5 1/4s, 7/1/23                                                       Aaa       26,512,688
       12,150,000  Ser. A (2nd Ser.), AMBAC, 5s, 7/1/25                                                Aaa       10,935,000
      100,000,000  Ser. A, FGIC, 5s, 7/1/21                                                            Aaa       90,000,000
       26,235,000  Los Angeles Cnty., Pension Authority COP, Ser. A, 6.9s, 6/30/08                     AAA       29,711,138
       15,235,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds, Ser. A, MBIA, 5 3/4s,
                   9/1/07                                                                              Aaa       15,787,269
       13,565,000  Los Angeles Cnty., Trans. Comm. Sales Tax Rev. Bonds, Ser. A, 8s, 7/1/16            Aaa       14,262,512
        8,750,000  Los Angeles Cnty., Trans. Comm. Sales Tax VRDN, Ser. A, FGIC, 3.7s, 7/1/12
                   (Bayerische Vereinsbank)                                                            VMIG1      8,750,000
                   Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev. Bonds (Capital Projects)
       10,610,000  MBIA, 5 1/4s, 10/1/19                                                               Aaa        9,920,350
       13,000,000  Ser. A, MBIA, 5s, 10/1/23                                                           Aaa       11,570,000
       20,000,000  Metro. Wtr. Dist. IFB (Southern CA Waterwks.), 7.282s, 8/10/18                      Aa        19,975,000
                   Metro Wtr. Dist. Rev. Bonds (Southern CA Waterwks.)
       22,600,000  5.95s, 8/5/22                                                                       Aa        22,684,750
        8,780,000  Ser. A, FGIC, 5 3/4s, 7/1/21                                                        Aaa        8,834,875
       15,000,000  Ser. B, MBIA, 4 3/4s, 7/1/21                                                        Aaa       13,012,500
          600,000  Moorpark, Multi-Fam. VRDN (LeClub Apartments), Ser. A, 3.7s, 11/1/15                VMIG1        600,000
       16,600,000  Mount Diablo, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC, 5s, 12/1/13                    Aaa       15,085,250
                   Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA
        9,500,000  9.091s, 9/2/25                                                                      Aaa       10,651,875
        8,450,000  9.091s, 8/15/17                                                                     Aaa        9,474,563
       17,000,000  Northern CA Pwr. Agcy. Pub. Rev. Bonds (Hydro. Elec. Project No. 1), Ser.
                   B-1, MBIA, 8s, 7/1/24                                                               AAA       18,126,250
          400,000  Oakland, VRDN (Cap. Equip.), 4.1s, 12/1/15                                          VMIG1        400,000
       10,000,000  Oakland, Pwr. Fin. Auth. Rev. Bonds, AMBAC, 5 3/4s, 8/1/21                          Aaa        9,987,500
       14,800,000  Oakland, Redev. Agcy. Rev. Bonds, MBIA, 5.95s, 9/1/19                               Aaa       14,966,500
                   Orange Cnty., Pub. Fac. Corp. COP (Solid Waste Management)
       10,000,000  7 7/8s, 12/1/13                                                                     Baa       10,537,500
        4,180,000  7 7/8s, 12/1/07                                                                     Baa        4,404,675
       15,000,000  Orange Cnty., Dev. Agcy. Tax Alloc. Rev. Bonds (Santa Ana Heights),
                   6 1/8s, 9/1/23                                                                      BBB       14,475,000
       19,830,000  Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                                   Aa        17,376,038
       12,840,000  Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds (Cent. City Revitalization),
                   Ser. A, 6 1/2s, 9/1/16                                                              BBB       12,823,950
                   Palm Desert, Fin. Auth.Tax Alloc. IFB, MBIA
       22,850,000  8.855s, 4/1/22                                                                      Aaa       24,363,813
       18,000,000  6.368s, 4/1/22                                                                      Aaa       18,652,500
          200,000  Palm Springs, Cmnty. Redev. Agcy. VRDN (Headquarters Hotel 7), 3.75s, 12/1/14       A            200,000
       21,720,000  Palo Alto, School Dist. Rev. Bonds, Ser. B., 5 3/8s, 8/1/21                         Aa        20,959,800
       24,855,000  Pasadena, Variable Rate COP (Index Cap. Certif.), AMBAC, 3.43s, 2/1/14              Aaa       22,773,394
                   Pleasanton, Jt. Pwr. Fing. Auth. Rev. Bonds, Ser. B
        5,850,000  6 3/4s, 9/2/17                                                                      BBB/P      5,915,813
        8,915,000  6.6s, 9/2/08                                                                        BBB/P      9,071,013
        4,775,000  6 1/2s, 9/2/04                                                                      BBB/P      4,912,281
        9,725,000  6 1/8s, 9/2/02                                                                      BBB/P      9,870,875
        7,095,000  Rancho, Redev. Agcy. Tax Alloc. Rev. Bonds (Rancho Redev.), MBIA,
                   6 3/4s, 9/1/20                                                                      Aaa        7,698,075
       44,000,000  Rancho Cucamonga, Wtr. Dist. Fin. Auth. Rev. Bonds, AMBAC, 6.427s, 8/17/21          Aaa       48,235,000
       20,800,000  Redding, Elec. Syst. COP Rev. Bonds, MBIA, 6.368s, 7/1/22                           Aaa       22,516,000
        4,870,000  Richmond, Jt. Pwr. Fing. Auth. Rev. Bonds (Impt. Dists. 851 & 853), Ser. B,
                   8 1/2s, 9/2/19                                                                      BBB/P      5,023,210
       16,610,000  Sacramento Cnty., Hsg. Auth. Multi-Fam. Rev. Bonds, Ser. 85-2, (Issue II),
                   FNMA Coll., zero%, 11/1/97                                                          Aaa       15,253,960
       14,355,000  Sacramento Cnty., Santn. Dist. Fin. Auth. Rev. Bonds, MBIA, 4 3/4s, 12/1/23         Aaa       12,291,469
       25,000,000  Sacramento, Muni. Util. Dist. Elec. IFB, FGIC, 8.818s, 8/15/18                      Aaa       27,375,000
                   Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
       34,835,000  Ser. V, 7 7/8s, 8/15/16                                                             Aaa       37,883,063
        5,930,000  Ser. V, 7 1/2s, 8/15/18                                                             Aaa        6,300,625
       25,900,000  Ser. R, 7 1/8s, 2/1/13                                                              Aaa       26,712,742
        9,500,000  Ser. A, MBIA, 6 1/4s, 8/15/10                                                       Aaa       10,224,375
        6,000,000  San Bernadino, Jt. Pwr. Fing. Auth. Rev. Bonds (Dept. of Trans. Lease),
                   Ser. A, 5 1/2s, 12/1/20                                                             A          5,692,500
       20,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin. ), MBIA, 5s, 8/1/28                       Aaa       17,525,000
                   San Diego Cnty., COP
        8,850,000  (Vista Detention Fac. Expn. ), 7 7/8s, 4/1/07                                       Aaa        9,207,629
       15,800,000  5 1/4s, 9/1/06                                                                      Aaa       15,780,250
       10,200,000  San Diego Cnty., IF COP, MBIA, 8.846s, 11/18/19                                     Aaa       11,283,750
       10,000,000  San Diego Cnty., Regl. Trans. Comm. Sales Tax Rev. Bonds, Ser. A, AMBAC, 5s,
                   4/1/08                                                                              Aaa        9,737,500
                   San Diego Cnty., Wtr. Auth. IF COP, Ser. 91-B, MBIA
       17,500,000  8.73s, 4/8/21                                                                       Aaa       19,096,875
       28,350,000  8.73s, 4/21/11                                                                      Aaa       32,531,625
          300,000  San Diego, Hsg. Auth. Multi-Fam. Hsg. VRDN (Paseo Apartments), Ser. A,
                   3.85s, 8/1/15                                                                       Aa           300,000
       29,350,000  San Diego, Pub. Facs. Fin. Auth. Swr. Rev. Bonds, FGIC, 5s, 5/15/25                 Aaa       26,415,000
                   San Diego, Regl. Bldg. Auth. Rev. Bonds, MBIA, stepped-coupon
       11,000,000  6.9s (5.65s, 5/2/98), 5/1/23 ++                                                     Aaa       11,151,250
       14,100,000  6.85s (5.65s, 5/2/98), 5/1/13 ++                                                    Aaa       14,241,000
       10,890,000  San Diego, Single Fam. Mtge. Rev. Bonds, Ser. A, zero%, 8/1/16                      A          1,647,113
                   San Diego, Swr. Rev. Bonds, Ser. A, AMBAC
       12,000,000  5 1/4s, 5/15/20                                                                     Aaa       11,190,000
       11,520,000  5s, 5/15/23                                                                         Aaa       10,339,200
                   San Joaquin, Hills Trans. Corridor Agcy. Toll Rd. Rev. Bonds
       77,825,000  (Sr. Lien), 6 3/4s, 1/1/32                                                          BBB       80,159,750
       34,125,000  5s, 1/1/33                                                                          BBB       28,494,375
                   San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds (Merged Area Redev.), MBIA
       19,150,000  5s, 8/1/20                                                                          Aaa       17,378,625
       29,100,000  4 3/4s, 8/1/24                                                                      Aaa       25,062,375
        8,545,000  4 3/4s, 8/1/22                                                                      Aaa        7,391,425
       40,000,000  San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds, FSA, 5 3/4s, 7/15/29               Aaa       39,650,000
       11,525,000  Santa Clara Cnty., COP (Cap. Project No. 1), 8s, 10/1/16                            AAA       11,755,500
       35,600,000  Santa Clara Cnty., Wtr. Dist. COP, FGIC, 5 3/4s, 2/1/15                             Aaa       35,822,500
       45,200,000  South Orange Cnty., Pub. Fing. Auth. Rev. Bonds, FGIC, 5 1/2s, 8/15/15              Aaa       43,844,000
                   Southern CA Pub. Pwr. Auth. Rev. Bonds
       11,200,000  (Transmission), Ser. B, MBIA, 5 1/2s, 7/1/23                                        Aaa       11,200,000
       13,635,000  (Mead Adelanto), Ser. A, AMBAC, 5s, 7/1/17                                          Aaa       12,458,981
       26,690,000  (Pwr.), Ser. A, AMBAC, 5s, 7/1/15                                                   Aaa       24,387,988
       42,690,000  (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20                                      Aaa       37,834,013
       30,000,000  Southern CA Pub. Pwr. Auth. VRDN (Transmission), AMBAC, 3.7s, 7/1/19                VMIG1     30,000,000
                   Stanislaus, Solid Waste Fac. COP (Ogden Martin Syst. Inc.)
       10,000,000  7 5/8s, 1/1/10                                                                      BBB       10,662,500
        6,720,000  7 1/2s, 1/1/05                                                                      BBB        7,148,400
                   Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev. Bonds (No. 94-1)
       21,775,000  6 7/8s, 9/1/24                                                                      BB/P      22,156,063
       33,515,000  zero%, 9/1/14                                                                       BB/P       9,886,925
        8,500,000  Turlock, Hlth. Fac. COP (Emanuel Med. Ctr. Inc.), 5 3/4s, 10/15/23                  BBB        7,341,875
       29,700,000  U. of CA IFB, MBIA, 9.818s, 9/1/16(acquired 8/12/92, cost $33,601,600)
                   (double dagger)                                                                     Aaa       37,087,875
                   U. of CA Rev. Bonds (Multi-Purpose Projects)
       11,500,000  Ser. B, MBIA, 5s, 9/1/16                                                            Aaa       10,536,875
       13,000,000  Ser. C, AMBAC, 4 7/8s, 9/1/19                                                       Aaa       11,472,500
        8,000,000  Ser. C, AMBAC, 4 3/4s, 9/1/16                                                       Aaa        7,010,000
                   U. of CA Rev. Bonds (UC Davis Med. Ctr.), AMBAC
       46,995,000  5 3/4s, 7/1/24                                                                      Aaa       46,936,256
       22,285,000  5 3/4s, 7/1/20                                                                      Aaa       22,368,569
                   U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite Med. Fac.)
       36,147,000  7.9s, 12/1/19                                                                       BBB/P     39,400,230
       54,500,000  7.9s, 12/1/96                                                                       Aaa       54,889,130
          600,000  Upland, Multi-Fam. Hsg. Auth. VRDN (Village Green), 3.45s, 9/1/10                   Aa           600,000
       36,945,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                             BBB       37,591,538
                   Washington Township, Hosp. Dist. Rev. Bonds
       13,430,000  5 1/2s, 7/1/18                                                                      A         12,305,223
        6,070,000  5 1/4s, 7/1/23                                                                      A          5,280,900
        1,000,000  Western Riverside, Wastewtr. Auth. VRDN, 3.8s, 4/1/28                               Aa         1,000,000
          500,000  Woodland, Mult-Fam. Hsg. Auth. VRDN, 3.7s, 7/15/18                                  AAA          500,000
                                                                                                             --------------
                                                                                                              3,556,554,526

Puerto Rico  (0.1%)
---------------------------------------------------------------------------------------------------------------------------
        5,000,000  Cmnwlth. of Puerto Rico G.O. Bonds MBIA, 5 1/2s, 7/1/01                             Aaa        5,200,000
                                                                                                             --------------
                   Total Municipal Bonds and Notes (cost $3,331,157,269)                                      3,561,754,526

MUNICIPAL COMMERCIAL PAPER  (2.9%) *
PRINCIPAL AMOUNT                                                                                       RATINGS**      VALUE
---------------------------------------------------------------------------------------------------------------------------
      $98,000,000  CA State RAN, Ser. A, 4 1/2s, 6/30/97                                               SP1+     $98,503,720
        9,500,000  San Bernadino Cnty., RAN, 4 1/2s, 6/30/97                                           SP1+       9,544,175
                                                                                                             --------------
                   Total Municipal Commercial Paper  (cost $ 107,916,327)                                      $108,047,895
---------------------------------------------------------------------------------------------------------------------------
                   Total Investments  (cost $ 3,439,073,596) ***                                             $3,669,802,421
---------------------------------------------------------------------------------------------------------------------------

             *  Percentages indicated are based on net assets of $3,669,339,762.

            **  The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the report of independent accountants.

           *** The aggregate identified cost on a tax basis is $3,448,802,124, resulting in gross unrealized appreciation and depreciation of $233,484,223 and $12,483,926, respectively, or net unrealized ap(de)preciation of $221,000,297.

            ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(double dagger) Restricted, excluding 144A securities, as to public resale.
                The total market value of restricted securities held at September 30, 1996 was $122,800,750 or 3.3% of net assets.

             # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1996, The market value of segregated securites with the custodian for transactions on futures contracts is $731,975 or less than 0.1% of net assets.

                The rates shown on IFB, IF COP and variable rate COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB's and VRDN's are the current interest rates at September 30, 1996, which are subject to change based on the terms of the security.

                The fund had the following industry group concentrations greater than 10% at September 30, 1996 (as a percentage of net assets).

                Water & Sewer               20.1%
                Municipal Utilities         19.7%
                Health care                 12.1%
                Transportation              11.8%

                The fund had the following insurance concentrations greater than 10% at September 30, 1996 (as a percentage of net assets).

                MBIA                        21.4%
                AMBAC                       16.1%

--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1996

                                   Aggregate Face  Expiration   Unrealized
                     Total Value       Value           Date     Depreciation
--------------------------------------------------------------------------------------------
Dec 96 Muni Index
Futures (Buy)        $46,144,687    $46,248,125        9-Dec      $(103,438)
Dec 96 20 Year
U.S. Treasury Bonds
Futures (Buy)         49,134,375     49,160,156        9-Dec        (25,781)
--------------------------------------------------------------------------------------------
                                                                  $(129,219)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
Investments in securities, at value (identified cost $3,439,073,596) (Note 1)                           $3,669,802,421
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         1,786,673
----------------------------------------------------------------------------------------------------------------------
Interest and other receivables                                                                              51,582,189
----------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                       4,806,827
----------------------------------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                                                10,285
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             3,727,988,395

Liabilities
----------------------------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                                        9,070,466
----------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                            27,575,351
----------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                  15,446,736
----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                 4,108,588
----------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                     128,875
----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                    9,151
----------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                     9,735
----------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                       1,941,868
----------------------------------------------------------------------------------------------------------------------
Payable for variation margin                                                                                    61,681
----------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                         296,182
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           58,648,633
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                              $3,669,339,762

Represented by
----------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                                      $3,462,672,960
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                   725,102
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                                      (24,657,906)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments (Note 5)                                                        230,599,606
----------------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                               $3,669,339,762

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share ($3,149,796,803 divided by 372,260,671 shares)*           $8.46
----------------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.46)                                                            $8.88
----------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share ($510,393,769 divided by 60,380,372 shares)**               $8.45
----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share ($9,149,190 divided by 1,082,149 shares)*                 $8.45
----------------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.45)                                                            $8.73
----------------------------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1996

Tax exempt interest income:                                                      $229,747,544
---------------------------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                   16,367,611
---------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      2,496,367
---------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                      79,540
---------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                       39,517
---------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               6,381,441
---------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               3,958,142
---------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                  30,333
---------------------------------------------------------------------------------------------
Reports to shareholders                                                               100,619
---------------------------------------------------------------------------------------------
Registration fees                                                                       1,750
---------------------------------------------------------------------------------------------
Auditing                                                                               84,369
---------------------------------------------------------------------------------------------
Legal                                                                                 144,824
---------------------------------------------------------------------------------------------
Postage                                                                               425,840
---------------------------------------------------------------------------------------------
Other                                                                                   5,436
---------------------------------------------------------------------------------------------
Total expenses                                                                     30,115,789
---------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (2,289,076)
---------------------------------------------------------------------------------------------
Net expenses                                                                       27,826,713
---------------------------------------------------------------------------------------------
Net investment income                                                             201,920,831
---------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                   33,651,335
---------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                             (2,031,477)
---------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year              2,237,252
---------------------------------------------------------------------------------------------
Net gain on investments                                                            33,857,110
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $235,777,941
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                     Year ended            Year ended
                                                                                   September 30          September 30
                                                                                           1996                  1995
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $201,920,831          $203,426,131
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              31,619,858           (38,287,885)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,237,252           168,915,384
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                235,777,941           334,053,630
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------------------------
From net investment income:
Class A                                                                            (176,564,618)         (184,479,625)
---------------------------------------------------------------------------------------------------------------------
Class B                                                                             (22,679,219)          (19,276,314)
---------------------------------------------------------------------------------------------------------------------
Class M                                                                                (313,339)              (71,454)
---------------------------------------------------------------------------------------------------------------------
In excess of net investment income:
---------------------------------------------------------------------------------------------------------------------
Class A                                                                                      --              (468,211)
---------------------------------------------------------------------------------------------------------------------
Class B                                                                                      --               (48,923)
---------------------------------------------------------------------------------------------------------------------
Class M                                                                                      --                  (181)
---------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments:
Class A                                                                                      --            (9,709,514)
---------------------------------------------------------------------------------------------------------------------
Class B                                                                                      --            (1,080,394)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                         44,366,900          (140,544,390)
---------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              80,587,665           (21,625,376)
---------------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,588,752,097         3,610,377,473
---------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of $725,102
and distributions in excess of net investment income of $1,100,798, respectively $3,669,339,762        $3,588,752,097
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                        For the Period
                                                                                     February 14, 1995
                                                                                         (commencement
                                                                       Year ended    of operations) to          Year ended
                                                                     September 30         September 30        September 30
                                                                    -------------------------------------------------------
                                                                             1996                 1995                1996
                                                                    -------------------------------------------------------
                                                                                       Class M
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                        $8.36                $8.13                $8.37
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .45                  .29                  .42
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .08                  .24                  .07
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .53                  .53                  .49
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.44)                (.30)**              (.41)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain or loss on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain or loss on investments                          --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.44)                (.30)                (.41)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.45                $8.36                $8.45
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            6.48                 6.56*                5.99
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $9,149               $4,108             $510,394
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.04                  .69*                1.39
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.24                 3.52*                4.94
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      29.47                47.73                29.47
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                                             For the Period
                                                                                                            January 4, 1993
                                                                                                              (commencement
                                                                                                          of operations) to
                                                                    Year ended September 30                    September 30
                                                                    -------------------------------------------------------
                                                                             1995                 1994                 1993
                                                                    -------------------------------------------------------
                                                                                    Class B
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                        $8.08                $8.91                $8.37
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .42                  .45                  .32
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .32                 (.81)                 .55
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .74                 (.36)                 .87
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.42)**              (.45)                (.33)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain or loss on investments                                  --                 (.02)                  --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain or loss on investments                        (.03)                  --                   --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.45)                (.47)                (.33)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.37                $8.08                $8.91
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            9.47                (4.15)               10.51*
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $416,367             $349,609             $209,657
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.39                 1.32                 1.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.17                 5.16                 3.68*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      47.73                21.06                22.95
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                                    Year ended September 30
                                                                    -------------------------------------------------------
                                                                             1996                 1995                 1994
                                                                    -------------------------------------------------------
                                                                                                                    Class A
                                                                    -------------------------------------------------------
Net asset value, beginning of period                                        $8.37                $8.09                $8.92
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .47                  .48                  .50
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .09                  .31                 (.81)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .56                  .79                 (.31)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.47)                (.48)**              (.50)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain or loss on investments                                  --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain or loss on investments                          --                 (.03)                (.02)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.47)                (.51)                (.52)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.46                $8.37                $8.09
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            6.81                10.07                (3.53)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $3,149,797           $3,168,277           $3,260,769
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .74                  .74                  .68
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.60                 5.86                 5.86
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      29.47                47.73                21.06
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)


                                                                Year ended September 30
                                                                    ----------------------------------
                                                                             1993                 1992
                                                                    ----------------------------------
                                                                          Class A
                                                                    ----------------------------------
Net asset value, beginning of period                                        $8.39                $8.11
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                         .53                  .54
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .57                  .27
------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.10                  .81
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------
From net investment income                                                   (.53)                (.53)
------------------------------------------------------------------------------------------------------
From net realized gain or loss on investments                                  --                   --
------------------------------------------------------------------------------------------------------
In excess of net realized gain or loss on investments                        (.04)                  --
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.57)                (.53)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.92                $8.39
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           13.63                10.34
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $3,600,182           $2,854,165
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .69                  .60
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.16                 6.53
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      22.95                31.25
------------------------------------------------------------------------------------------------------
*   Not annualized.

** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30,
    1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on certain futures contracts, utilization of capital loss carryover, losses on wash sale transactions and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $537,755 to decrease undistributed net investment income and $2,424,036 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $1,886,281. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

Discounts on zero coupon bonds, original issue and stepped-coupon bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $2,289,076 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements. Trustees of the fund receive an annual Trustees fee of $3,980 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $376,757 and $5,189 from the sale of class A and class M shares, respectively and $1,032,965 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $32,314 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $1,089,182,549 and $958,487,362, respectively. Purchases and sales of short-term municipal obligations aggregated $457,844,520 and $519,773,440, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                    Year ended
                               September 30, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold            50,772,082       $429,970,384
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          10,044,390         85,217,229
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam California
Intermediate Tax
Exempt Fund               647,033          5,467,429
----------------------------------------------------
                       61,463,505        520,655,042

Shares
repurchased           (67,524,053)      (571,318,861)
----------------------------------------------------
Net decrease           (6,060,548)     $ (50,663,819)
----------------------------------------------------

                               Year ended
                           September 30, 1995
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold            31,289,840       $254,653,620
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          11,787,749         95,613,214
----------------------------------------------------
                       43,077,589        350,266,834

Shares
repurchased           (68,020,804)      (548,457,685)
----------------------------------------------------
Net decrease          (24,943,215)     $(198,190,851)
----------------------------------------------------

                               Year ended
                           September 30, 1996
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold            16,422,370       $139,117,687
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           1,417,502         12,003,753
----------------------------------------------------
Shares issued in
connection with
the merger of
Putnam California
Intermediate Tax
Exempt Fund               449,999          3,797,994
----------------------------------------------------
                       18,289,871        154,919,434

Shares
repurchased            (7,677,551)       (64,914,177)
----------------------------------------------------
Net increase           10,612,320        $90,005,257
----------------------------------------------------

                              Year ended
                          September 30, 1995
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold            12,641,962       $103,048,175
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           1,307,429         10,602,896
----------------------------------------------------
                       13,949,391        113,651,071

Shares
repurchased            (7,476,020)       (60,088,079)
----------------------------------------------------
Net increase            6,473,371        $53,562,992
----------------------------------------------------

                              Year ended
                           September 30, 1996
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold             1,194,539        $10,194,808
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              24,130            203,830
----------------------------------------------------
                        1,218,669         10,398,638

Shares
repurchased              (627,733)        (5,373,176)
----------------------------------------------------
Net increase              590,936         $5,025,462
----------------------------------------------------

                              For the period
                            February 14, 1995
                             (commencement of
                               operations) to
                             September 30, 1995
----------------------------------------------------
Class M                    Shares             Amount
----------------------------------------------------
Shares sold               561,261         $4,670,838
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               4,845             40,336
----------------------------------------------------
                          566,106          4,711,174

Shares
repurchased               (74,893)          (627,705)
----------------------------------------------------
Net increase              491,213         $4,083,469
----------------------------------------------------

Note 5
Acquisition of Putnam California Intermediate Tax Exempt Fund

On March 11, 1996, the fund issued 647,033 and 449,999 of class A and class B shares, respectively, to shareholders of Putnam California Intermediate Tax Exempt Fund (the "Intermediate Fund") to acquire the Intermediate Fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Intermediate Fund on March 8, 1996, valuation date, were $3,655,538,393 and $9,265,423, respectively. On March 8, 1996, the Intermediate Fund had unrealized appreciation of $353,605.

The aggregate net assets of the fund immediately following the acquisition were $3,664,803,816.


Federal tax information
(Unaudited)

The fund has designated all 100% paid from net investment income paid during the fiscal year as tax exempt for federal income tax purposes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.


Results of September 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                              Votes
                            Votes for      withheld
                          -----------     ---------
Jameson Adkins Baxter     284,262,196     4,396,597
Hans H. Estin             284,130,208     4,528,585
John A. Hill              284,213,660     4,445,133
R.J. Jackson              284,150,044     4,508,749
Elizabeth T. Kennan       284,198,600     4,460,193
Lawrence J. Lasser        284,161,250     4,497,543
Robert E. Patterson       284,248,632     4,410,161
Donald S. Perkins         284,172,064     4,486,729
William F. Pounds         284,192,552     4,466,241
George Putnam             284,142,341     4,516,452
George Putnam, III        284,114,568     4,544,225
Eli. Shapiro              283,778,379     4,880,413
A.J.C. Smith              284,167,401     4,491,392
W. Nicholas Thorndike     284,164,780     4,494,013

A proposal to ratify Price Waterhouse LLP as auditors for the fund was approved as follows: 278,104,714 votes for, and 2,488,816 votes against, with 8,065,264 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
238,263,821 votes for, and 14,674,535 votes against, with 35,621,437 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 234,856,000 votes for, and 16,660,337 votes against, with 37,142,457 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
229,895,015 votes for, and 22,405,943 votes against, with 36,357,836 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
231,740,167 votes for, and 20,703,162 votes against, with 36,215,464 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 230,430,432 votes for, and 21,826,985 votes against, with 36,401,376 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 237,768,382 votes for, and 14,060,528 votes against, with 36,829,883 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
237,446,007 votes for, and 13,923,062 votes against, with 37,289,723 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 231,165,970 votes for, and 20,053,830 votes against, with 37,438,994 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 226,215,152 votes for, and 24,679,408 votes against, with 37,764,233 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 226,334,989 votes for, and 24,658,882 votes against, with 37,664,922 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 226,379,069 votes for, and 24,170,292 votes against, with 38,109,432 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 227,101,690 votes for, and 23,321,166 votes against, with 38,235,938 abstentions and broker non-votes.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP


TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

James E. Erickson
Vice President

Blake E. Anderson
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
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PAID
Putnam
Investments
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28369-027/337/677   11/96